                                                                    EXHIBIT 99.8

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING PULP CHEMICALS, INC.            PETITION DATE:      07/16/01

                                                    CASE NUMBER:  01-37812-H4-11


MONTHLY OPERATING REPORT SUMMARY FOR MONTH: APRIL  YEAR: 2002

                 MONTH                      10/31/01      11/30/01    12/31/01
---------------------------------------------------------------------------------
REVENUES (MOR-6)                          $3,168,738    $2,729,574    $3,383,414

INCOME BEFORE INT. DEPREC./TAX (MOR-6)    $  405,925    $  438,056    $  686,339

NET INCOME (LOSS) (MOR-6)                 $      736    $   32,982    $  281,280

PAYMENTS TO INSIDERS (MOR-9)              $       --    $       --    $       --

PAYMENTS TO PROFESSIONALS (MOR-9)         $       --    $       --    $       --

TOTAL DISBURSEMENTS (MOR-7)               $6,563,984    $8,489,123    $5,442,236

                 MONTH                   1/31/02     2/28/02       3/31/02        4/30/02
--------------------------------------------------------------------------------------------
REVENUES (MOR-6)                        $3,335,583   $3,227,039   $3,175,608    $3,332,627

INCOME BEFORE INT. DEPREC./TAX (MOR-6)  $  639,912   $  573,082   $  561,378       692,530

NET INCOME (LOSS) (MOR-6)               $  232,478   $  245,985   $  236,593       365,040

PAYMENTS TO INSIDERS (MOR-9)            $       --   $       --   $       --            --

PAYMENTS TO PROFESSIONALS (MOR-9)       $       --   $       --   $       --            --

TOTAL DISBURSEMENTS (MOR-7)             $7,258,781   $4,778,478   $7,005,690    $6,253,512

***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
   AS OF SIGNATURE DATE                                  EXP.
     See attachment 2                                    DATE
------------------------------
CASUALTY                           YES ( x) NO (  )  08-01-02
LIABILITY                          YES ( x) NO (  )  07-01-02
VEHICLE                            YES ( x) NO (  )  07-01-02
WORKER'S                           YES ( x) NO (  )  07-01-02
OTHER                              YES ( x) NO (  )  various


ATTORNEY NAME:                     Jeff Spiers

FIRM:                              Andrews & Kurth LLP
ADDRESS:                           600 Travis
ADDRESS:                           Suite 4200
CITY, STATE ZIP:                   Houston, TX 77002
TELEPHONE:                         713-220-4103

Are all accounts receivable being collected within terms?     NO

Are all post-petition liabilities, including taxes, being paid with terms?  YES

Have any pre-petition liabilities been paid? NO       If so, describe

-------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts?  YES

Were any assets disposed of outside the normal course of business?  NO


If so, describe
                ---------------------------------------------------------------
-------------------------------------------------------------------------------

Are all U.S. Trustee Quarterly Fee Payments current?     YES

What is the status of your Plan of Reorganization?

A Plan of Reorganization is currently being developed.
-------------------------------------------------------------------------------


                    I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                    SIGNED /s/ PAUL VANDERHOVEN
                          ---------------------------------------------------
                                        (ORIGINAL SIGNATURE)

                    TITLE  VP Finance, CFO
                           --------------------------------------------------

MOR-1

CASE NAME:  STERLING PULP CHEMICALS, INC.        CASE NUMBER:  01-37812-H4-11

                                                                                                                        PAID
  COVERAGE          POLICY PERIOD         POLICY NO.             LIMITS                    CARRIER                     THROUGH
------------------------------------------------------------------------------------------------------------------------------------
See Attachment 2




MOR-1 ATTACHMENT 2

                                                                    Page 3 of 14
                                                                         5/17/02


                              SUMMARY OF COVERAGES
                     FOR STERLING CHEMICALS HOLDINGS, INC.


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
  1   Workers Compensation      Statutory - $1,000,000 Employers   American Guar.        1 year      7/1/02   Total annual
                                Liability.                         Zurich US                                  remuneration
                                Ded. $250,000 per accident.

  2   Automobile Liability      $2,000,000 ea. occurrence.         American Guar.        1 year      7/1/02   Number of vehicles
                                Ded. $25,000 per occurrence.       Zurich Amer.                               owned and leased

  3   Excess Liability          $5,000,000 ea. occurrence and      Primex, Ltd           1 year      7/1/02   Annual revenues and
      Excess to $1 Million SIR  aggregate. Excess $1,000,000 GL                                               remuneration
                                $2,000,000 AL.

  4   Excess Liability          $20,000,000 ea. loss and           Primex, Ltd.          1 year      7/1/02   Included
                                aggregate.                         (Reinsured
                                                                   through  AIG.)

  5   Excess Liability          $50,000,000 ea. loss and           Gerling Global        1 year      7/1/02   Flat charge - based
                                aggregate.                                                                    on exposures and
                                                                                                              risk potential

  6   Excess Liability          $100,000,000 ea. loss and          Lloyd's               1 year      7/1/02   Flat charge - based
                                aggregate.                         Lore                                       on exposures and

  7   Excess Liability          $50,000,000                        Zurich                1 year      7/1/02   Flat charge

  8   Excess Liability          $50,000,000                        AIG                   1 year      7/1/02   Flat Charge

  9   Excess Liability          $50,000,000                        Starr Excess          1 year      7/1/02   Flat Charge

 10   Marine Terminal           $50,000,000 ea. occurrence.        New Hampshire Ins.    1 year      7/1/02   Based on volume
      Operators Liability and   Ded. $25,000 per occurrence        Co. thru Marsh                             throughput and no.
      Charterer's Legal         $100,000 pollution                 London                                     chartered vessels.
      Liability                 per occurrence.

 11   Excess Marine Liability   $24,000,000 excess of MTO, CLL,    XL Specialty          1 year      7/1/02   Volume thru put &
                                P&L                                Brockbank &                                vessels docked.
                                                                   Liberty Und.

 12   Excess Marine Liability   $25,000,000 excess $24,000,000     XL Specialty          1 year      7/1/02   Flat
                                                                   Brockbank & N.Y.
                                                                   Marine Gen. Ins.

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
  1   Workers Compensation      $195,653 - Audit at (AFCO)
                                expiration.  Plus all losses within
                                deductible.

  2   Automobile Liability      $92,955 (AFCO)


  3   Excess Liability          $451,090 Annual - Half on 7/1/01;
      Excess to $1 Million SIR  1/2 on 1/1/02.


  4   Excess Liability          Included



  5   Excess Liability          $295,000



  6   Excess Liability          $241,886



  7   Excess Liability          $109,210

  8   Excess Liability          $80,938

  9   Excess Liability          $62,500

 10   Marine Terminal           $27,000 (AFCO) Min. premium & deposit.
      Operators Liability and
      Charterer's Legal
      Liability

 11   Excess Marine Liability   $57,375



 12   Excess Marine Liability   $21,250


                                                                    Page 4 of 14
                                                                         5/17/02


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
 13   Property Damage,          $ Total insured values combined    Munich Re: et. al.    1 year      8/1/02   Property Values - PD
      Business Interruption     all-risk. Sublimits: Flood -                                                  Income values  -  BI
      and Boiler & Machinery    $100 mil., Earthquake - $100                                                  PML, fire protection
                                mil., $10 mil extra expense.                                                  available; many
                                Ded.: Petrochem  $1,000,000 PD,                                               other factors.
                                10 day - BI. Pulp & Fibers - $1
                                mil. PD/BI.

 14   Directors & Officers      $15,000,000 each loss and each     National Union        1 year     8/21/02   Various
      Liability                 policy year.  Ded. $1,000,000      Indemnity
                                Corp. Reimb.

 15   Excess Directors &        $10,000,000 excess of Primary D&O  Hartford              1 year     8/21/02   Various
      Officers Liability

 16   Directors & Officers      $10,000,000                        XL Specialty Ins.     1 year     8/21/02   Various
      Liability                                                    Co.

 17   Employee Dishonesty &     $5,000,000 each Insuring           Texas Pacific         1 year     10/1/02    Various
      Depositor's Forgery       Agreement.  Ded. $50,000.          Chubb

 18   Hull & Machinery and      Barge Hull Value                   Zurich-American       1 year      7/1/02    Hull & Machinery
      Protection & Indemnity    (M-25 = $1,500,000)                Insurance Co.                               values
                                Ded. $5,000 per loss.
                                $1,000,000 P&I

 19   Pollution Insurance       Section  A - $250,000              Water Quality         1 year      7/1/02    Hull gross
                                Section  B - $5,000,000            Insurance Syndicate                         registered tonnage
                                CERCLA - $5,000,000

 20   Marine and Railroad Cargo $12,000,000 any one vessel         Mutual Marine         1 year    Continuing Declared shipment
                                $1,000,000 any one barge                                                      values
                                $1,000,000 any one rail ship.
                                $100,000 any one truck

 21   Duty Drawback Bond        $1,000,000                         Washington            1 year    Continuing  Limit
                                                                   International

 22   Fiduciary                 $10,000,000                        National Union        1 year     8/21/02    Various
                                Ded. $250,000 per occurrence

 23   Environmental Impairment  $4,000,000 per loss                ECS                   1 year     1/15/02    Loss Potential
      Liability (Petrochem &    $8,000,000 aggregate               (Indian Harbor)
      Fibers)

 24   Closure/Post Closure      $1,995,222 Combined                Underwriters          1 year    Continuous  Estimated
      Bonds - Petrochem                                            Indemnity                                   Closure/Post Closure
                                                                                                               Costs

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
 13   Property Damage,          Annual  -  Financed through AFCO.
      Business Interruption     $4.0M (est.)
      and Boiler & Machinery





 14   Directors & Officers      $316,000 (15 mos.)
      Liability


 15   Excess Directors &        $223,700 (15 mos.)
      Officers Liability

 16   Directors & Officers      $115,000 (15 mos.)
      Liability

 17   Employee Dishonesty &     $14,450
      Depositor's Forgery

 18   Hull & Machinery and      $29,378 (AFCO)
      Protection & Indemnity



 19   Pollution Insurance       $4,258 (AFCO)



 20   Marine and Railroad Cargo $40,000 Annual Approx.



 21   Duty Drawback Bond        $2,875


 22   Fiduciary                 $22,000 - Financed through Imperial.


 23   Environmental Impairment  $106,200 - Financed through AFCO.
      Liability (Petrochem &
      Fibers)

 24   Closure/Post Closure      $40,610
      Bonds - Petrochem



      ANNUAL TOTAL:                       $3,459,260 *

* Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED APRIL 30, 2002
(In Thousands) (Unaudited)

                                       --------------------------------------------------------------------------------------------
                                       STERLING CHEMICALS        STERLING CHEMICALS,     STERLING CHEMICALS      STERLING FIBERS
                                         HOLDINGS INC.                   INC.                ENERGY, INC.             INC.
ASSETS                                   01-37805-H4-11             01-37806-H4-11          01-37807-H4-11       01-37808-H4-11
                                       --------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents           $     171                $   1,866              $       -                 $     152
        Trade accounts receivable, net              -                   67,997                     71                     2,626
        Other Receivables                           -                      624                      -                     2,694
        Due from affiliates                     1,205                   23,874                 13,782                         -
        Inventories                                 -                   32,762                      -                     8,535
        Prepaid expenses                           33                    7,578                      -                        52
        Deferred income tax benefit                 -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,409                  134,701                 13,853                    14,059

Property, plant and equipment, net                  -                  121,481                  2,885                     5,977
Deferred income taxes                               -                        -                      -                         -
Investments-Third Party                             -                    1,500                  5,162                         -
Investments in Subs                            35,060                   94,735                      -                         -
Other assets                                      865                   34,560                      -                     1,258
                                            ------------------------------------------------------------------------------------

TOTAL ASSETS                                $  37,334                $ 386,977              $  21,900                 $  21,294
                                            ====================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 164                  183,715                  1,493                     6,413
Pre-Petition liabilities:
        Notes Payable - Secured *                   -                  227,848                      -                    57,221
        Secured Debt Accrued Interest *             -                   36,577                      -                     9,186
        Unsecured debt                        186,538                  266,481                  1,110                    70,403
        Other / Intercompany                        -                  201,020                      -                         -
        Deferred income taxes                       -                        -                      -                         -

Common stock held by new ESOP                       -                      254                      -                        35
Less: Unearned compensation                         -                        -                      -                         -
Redeemable preferred stock                     27,297                  (15,794)                     -                    15,769
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                -                       75                      1                         -
        Additional paid-in capital           (367,555)                (235,013)                     -                     7,874
        Retained earnings-Filing Date         191,923                 (212,503)                15,333                  (137,929)
        Retained earnings-Post Filing Date     (1,033)                 (59,747)                 3,963                    (7,678)
        Pension adjustment                          -                   (3,398)                     -                         -
        Accumulated translation adj.                -                        -                      -                         -
        Deferred compensation                       -                       (1)                     -                         -
                                            ------------------------------------------------------------------------------------
                                             (176,665)                (510,587)                19,297                  (137,733)
        Treasury stock at cost                      -                   (2,537)                     -                         -
                                            ------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                   (176,665)                (513,124)                19,297                  (137,333)

TOTAL LIABILITIES AND EQUITY                $  37,334                $ 386,977              $  21,900                 $  21,294
                                            ====================================================================================

                                         ------------------------------------------------------------------------------------------
                                          STERLING CHEMICALS    STERLING CANADA,        STERLING PULP             STERLING PULP
                                             INT'L, INC.              INC.            CHEMICALS US, INC.         CHEMICALS, INC.
ASSETS                                      01-37809-H4-11        01-37810-H4-11        01-37811-H4-11           01-37812-H4-11
                                         ------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents          $       -                 $     164             $       -                 $      49
        Trade accounts receivable, net             -                     2,552                   872                     4,299
        Other Receivables                          -                     4,389                     -                         -
        Due from affiliates                    3,217                    55,026                   534                     7,527
        Inventories                                -                         -                   251                     1,803
        Prepaid expenses                        (283)                        -                     -                        21
        Deferred income tax benefit                -                         -                     -                         -
                                           -----------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                           2,934                    62,131                 1,657                    13,699

Property, plant and equipment, net                 -                         -                     -                    42,248
Deferred income taxes                              -                         -                     -                         -
Investments-Third Party                            -                         -                     -                         -
Investments in Subs                                -                   295,811                 1,519                         -
Other assets                                   2,593                     3,746                     -                         -
                                            ----------------------------------------------------------------------------------

TOTAL ASSETS                                $  5,527                 $ 361,688             $   3,176                 $  55,947
                                            ==================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 59                    24,885                   537                     1,709
Pre-Petition liabilities:
        Notes Payable - Secured *              3,652                    67,152                     -                         -
        Secured Debt Accrued Interest *          587                    10,780                     -                         -
        Unsecured debt                           840                   265,052                   170                    62,343
        Other / Intercompany                       -                         -                     -
        Deferred income taxes                      -                         -                     -                         -

Common stock held by new ESOP                      -                         -                     -                         -
Less: Unearned compensation                        -                         -                     -                         -
Redeemable preferred stock                         -                         -                     -                         -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               -                        48                     -                         -
        Additional paid-in capital                 -                    83,348                 4,020                     1,557
        Retained earnings-Filing Date            779                   (90,594)                 (877)                    1,518
        Retained earnings-Post Filing Date      (390)                    1,017                  (674)                  (11,180)
        Pension adjustment                         -                         -                     -                         -
        Accumulated translation adj.               -                         -                     -                         -
        Deferred compensation                      -                         -                     -                         -
                                            ----------------------------------------------------------------------------------
                                                 389                    (6,181)                2,469                    (8,105)
        Treasury stock at cost                     -                         -                     -                         -
                                            ----------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                       389                    (6,181)                2,469                    (8,105)

TOTAL LIABILITIES AND EQUITY                $  5,527                 $ 361,888             $   3,176                 $  55,947
                                            ==================================================================================

                                            ------------------------------------
                                                                    DEBTORS

ASSETS                                      ELIMINATIONS         CONSOLIDATED
                                            ------------------------------------
Current Assets:
        Cash and cash equivalents           $       -              $   2,402
        Trade accounts receivable, net              -                 78,417
        Other Receivables                           -                  7,707
        Due from affiliates                  (105,219)                   (54)
        Inventories                                 -                 43,351
        Prepaid expenses                            -                  7,401
        Deferred income tax benefit                 -                      -
                                            --------------------------------
TOTAL CURRENT ASSETS                         (105,219)               139,224

Property, plant and equipment, net                  -                172,591
Deferred income taxes                               -                      -
Investments-Third Party                             -                  6,662
Investments in Subs                          (381,672)                45,453
Other assets                                       (1)                43,021
                                            --------------------------------

TOTAL ASSETS                                $(486,892)             $ 406,951
                                            ================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)             (41,841)              177,134
Pre-Petition liabilities:
        Notes Payable - Secured *             (60,873)               295,000
        Secured Debt Accrued Interest *        (9,773)                47,357
        Unsecured debt                       (133,135)               719,802
        Other / Intercompany                 (201,020)                     -
        Deferred income taxes                       -                      -

Common stock held by new ESOP                       -                    289
Less: Unearned compensation                         -                      -
Redeemable preferred stock                          -                 27,272
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               (1)                   123
        Additional paid-in capital            (40,249)              (546,018)
        Retained earnings-Filing Date               -               (232,350)
        Retained earnings-Post Filing Date          -                (75,722)
        Pension adjustment                          -                 (3,398)
        Accumulated translation adj.                -                      -
        Deferred compensation                       -                     (1)
                                            --------------------------------
                                              (40,250)              (857,366)
        Treasury stock at cost                      -                 (2,537)
                                            --------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (40,250)              (859,903)

TOTAL LIABILITIES AND EQUITY                $(486,892)            $  406,951
                                            ================================


* Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.


        MOR 2 - 3

CASE NAME: STERLING PULP CHEMICALS, INC.             CASE NUMBER: 01-37812-H4-11


                     SCHEDULE OF POST-PETITION LIABILITIES


                                      ----------------------------------------------------------------------------------------------
                                            Oct-2001     Nov-2001      Dec-2001     Jan-2002   Feb-2002   Mar-2002      Apr-2002
                                      ----------------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                     $   2,039     $    308     $   1,088    $   1,438     2,652     $   1,043   $    1,242
ROYALTY AND REVENUE PAYABLE                       --           --            --
NOTES PAYABLE - INSURANCE                         --           --            --
TAX PAYABLE:                                                                 --
    Federal Payroll Taxes                         --           --            --
    State Payroll & Sales                         --           --            --
    Ad Valorem Taxes                              --           --            --
    Other Taxes                                   76          102           129          155       100           120          113
TOTAL TAXES PAYABLE                        $      76     $    102     $     129    $     155   $   100     $     120    $     113
SECURED DEBT POST-PETITION                        --           --            --
ACCRUED INTEREST PAYABLE                          --           --            --
*ACCRUED PROFESSIONAL FEES:                       --           --            --
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs           323          346           487          360       321           374          354
  2.  Lease Operating Expenses/Capital            --           --            --
TOTAL POST-PETITION LIABILITIES (MOR-3)    $   2,438     $    756     $   1,703    $   1,953   $ 3,073     $   1,537    $   1,709
====================================================================================================================================

*Payment Requires Court Approval

MOR-4

CONSOLIDATED DEBTORS(1)
(000s)

                             AGING OF POST-PETITION LIABILITIES
                                     MONTH      APRIL  2002
                                             ------------------

                                                                    AD-VALOREM,      ROYALTY
      DAYS         TOTAL    TRADE ACCTS   FED TAXES   STATE TAXES   OTHER TAXES   AND INSURANCE
      ----       --------   -----------   ---------   -----------   -----------   -------------
      0-30       $218,752    $ 207,065    $       8   $       404   $    6,177   $        5,098

      31-60

      61-90

      91 +
                 --------    ---------    ---------   -----------   -----------   -------------
      TOTAL      $218,752    $ 207,065    $       8   $       404   $    6,177    $       5,098
                 ========    =========    =========   ===========   ===========   =============



                          AGING OF ACCOUNTS RECEIVABLE(1)

        MONTH
      ---------
        0-30       $ 62,239    $ 62,239     $     --   $     --   $     --   $     --

        31-60           516         516           --         --         --         --

        61-90           911         911           --         --         --         --

        91 +         27,343      27,343           --         --         --         --
                   --------    --------     --------   --------   --------   --------
        TOTAL      $ 91,009    $ 91,009     $     --   $     --   $     --   $     --
                   ========    ========     ========   ========   ========   ========


   (1) MOR 5 is presented only on a consolidated debtor basis.

   (2) Days aging from due date.

   (3) Days aging from invoice due date.

           MOR-5

CASE NAME: STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)
FOR THE MONTH ENDING APRIL 30, 2002


STATEMENT OF INCOME (LOSS)

                                                                                                                     ATTACHED
                                               STERLING CHEMICALS    STERLING CHEMICALS,   STERLING CHEMICALS     STERLING FIBERS,
                                                 HOLDINGS, INC.             INC.               ENERGY, INC.             INC.
              MONTH                              01-37805-H4-11        01-37806-H4-11        01-37807-H4-11        01-37808-H4-11
                                               ------------------    ------------------    ------------------    ------------------

REVENUES  (MOR-1)                              $               --    $       42,567,625    $          193,956    $        1,707,430
TOTAL COST OF REVENUES                                         --            34,665,250               193,956             1,735,717
GROSS PROFIT                                   $               --    $        7,902,375    $               --    $          (28,287)
====================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative            $           46,778    $          631,122    $               --    $           99,565
  Insiders Compensation                                        --               494,281                    --                    --
  Professional Fees                                            --             1,736,873                    --                    --
  Other (Earnings in Joint Venture)                            --                15,879               (15,879)                   --

TOTAL OPERATING EXPENSE                        $           46,778    $        2,878,155    $          (15,879)   $           99,565
====================================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)           $          (46,778)   $        5,024,220    $           15,879    $         (127,852)
INTEREST EXPENSE (includes amort of debt fees)               (188)            2,578,733                    --               614,434
DEPRECIATION                                                   --             1,949,794                    --                47,616
OTHER (INCOME) EXPENSES*                                       --                    --                    --                    --
OTHER ITEMS**                                                  --                    --                    --                    --
TOTAL INT. DEPR & OTHER ITEMS                  $             (188)   $        4,528,527    $               --    $          662,050
====================================================================================================================================
NET INCOME BEFORE TAXES                        $          (46,590)   $          495,693    $           15,879    $         (789,902)
INCOME TAXES                                                   --                    --                 1,601                    --
====================================================================================================================================
NET INCOME (LOSS) (MOR-1)                      $          (46,590)   $          495,693    $           14,278    $         (789,902)
====================================================================================================================================


                                               STERLING CHEMICALS      STERLING CANADA,      STERLING PULP
                                                   INT'L, INC.               INC.          CHEMICALS US, INC.
              MONTH                               01-37809-H4-11        01-37810-H4-11       01-37811-H4-11
                                                ------------------    ------------------   ------------------
REVENUES  (MOR-1)                               $           83,333    $        1,076,963   $          365,854
TOTAL COST OF REVENUES                                          --                68,649              494,189
GROSS PROFIT                                    $           83,333    $        1,008,314   $         (128,335)
==============================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $            5,936    $          242,315   $          (73,531)
  Insiders Compensation                                         --                    --                   --
  Professional Fees                                             --                    --                   --
  Other (Earnings in Joint Venture)                             --                    --                   --

TOTAL OPERATING EXPENSE                         $            5,936    $          242,315   $          (73,531)
==============================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)            $           77,397    $          765,999   $          (54,804)
INTEREST EXPENSE (includes amort of debt fees)              37,665               178,602                   --
DEPRECIATION                                                23,000               485,795                   --
OTHER (INCOME) EXPENSES*                                        --                    --                   --
OTHER ITEMS**                                                   --                    --                   --
TOTAL INT. DEPR & OTHER ITEMS                   $           60,665    $          664,397   $               --
==============================================================================================================
NET INCOME BEFORE TAXES                         $           16,732    $          101,602   $          (54,804)
INCOME TAXES                                                    --                    --                   --
==============================================================================================================
NET INCOME (LOSS) (MOR-1)                       $           16,732    $          101,602   $          (54,804)
==============================================================================================================

                                                      STERLING PULP
                                                      CHEMICALS, INC.                               DEBTORS
              MONTH                                   01-37812-H4-11        ELIMINATIONS          CONSOLIDATED
                                                    ------------------   ------------------    ------------------


REVENUES  (MOR-1)                                   $        3,332,627   $         (83,333)    $      49,244,455
TOTAL COST OF REVENUES                                       2,030,382             (83,333)           39,104,810
GROSS PROFIT                                        $        1,302,245   $              --     $      10,139,645
=================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative                 $          609,715   $        (540,833)            1,021,067
  Insiders Compensation                                             --                  --               494,281
  Professional Fees                                                 --                  --             1,736,873
  Other (Earnings in Joint Venture)                                 --                  --                    --


TOTAL OPERATING EXPENSE                             $          609,715   $        (540,833)    $       3,252,221
=================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)                $          692,530   $         540,833             6,887,424
INTEREST EXPENSE (includes amort of debt fees)                      --             540,833             3,950,079
DEPRECIATION                                                   327,490                  --             2,833,695
OTHER (INCOME) EXPENSES*                                            --                  --                    --
OTHER ITEMS**                                                       --                  --                    --
TOTAL INT. DEPR & OTHER ITEMS                       $          327,490   $         540,833     $       6,783,774
=================================================================================================================
NET INCOME BEFORE TAXES                             $          365,040   $              --     $         103,650
INCOME TAXES                                                        --                  --                 1,601
=================================================================================================================
NET INCOME (LOSS) (MOR-1)                           $          365,040   $              --     $         102,049
=================================================================================================================

Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business;
   requires footnote

MOR-6

CASE NAME: STERLING PULP CHEMICALS, INC.             CASE NUMBER: 01-37812-H4-11


   ======================================================================================================
   CASH RECEIPTS AND
   DISBURSEMENTS                                             Oct-01      Nov-01      Dec-01      Jan-02
---------------------------------------------------------------------------------------------------------
   1.  CASH-BEGINNING OF MONTH                             $  170,374  $  238,608  $  (13,646) $  147,113
                                                           ----------  ----------  ----------  ----------
   RECEIPTS:
   2.  CASH SALES                                          $       --  $       --  $       --
                                                           ----------  ----------  ----------
   3.  COLLECTION OF ACCOUNTS RECEIVABLE                    3,520,713   2,652,571   2,431,379   4,683,780
                                                           ----------  ----------  ----------  ----------
   4.  LOANS & ADVANCES (attach list)                              --          --          --
                                                           ----------  ----------  ----------
   5.  SALE OF ASSETS                                              --          --          --
                                                           ----------  ----------  ----------
   6.  OTHER (attach list)                                  3,111,505   5,584,297   3,171,616   2,478,016
                                                           ----------  ----------  ----------  ----------
   TOTAL RECEIPTS                                          $6,632,218  $8,236,868  $5,602,995  $7,161,796
                                                           ----------  ----------  ----------  ----------
   (Withdrawal)Contribution by Individual Debtor MFR-2*           N/A         N/A         N/A
                                                           ----------  ----------  ----------
   DISBURSEMENTS:

   7.  NET PAYROLL                                         $       --  $       --  $       --
                                                           ----------  ----------  ----------
   8.  PAYROLL TAXES PAID                                          --          --          --
                                                           ----------  ----------  ----------
   9.  SALES, USE & OTHER TAXES PAID                               --          --          --
                                                           ----------  ----------  ----------
   10. SECURED/RENTAL/LEASES                                    3,198       4,558       1,472         669
                                                           ----------  ----------  ----------  ----------
   11. UTILITIES                                            2,383,745   1,703,174   1,118,571     682,974
                                                           ----------  ----------  ----------  ----------
   12. INSURANCE                                                   --          --          --          --
                                                           ----------  ----------  ----------  ----------
   13. INVENTORY PURCHASES                                    291,355     318,099     296,353     289,263
                                                           ----------  ----------  ----------  ----------
   14. VEHICLE EXPENSES                                            --          --          --         142
                                                           ----------  ----------  ----------  ----------
   15. TRAVEL & ENTERTAINMENT                                   8,200       3,731       2,238       2,751
                                                           ----------  ----------  ----------  ----------
   16. REPAIRS, MAINTENANCE & SUPPLIES                         82,154     141,233      61,693      94,732
                                                           ----------  ----------  ----------  ----------
   17. ADMINISTRATIVE & SELLING                               202,541     238,024     131,898     228,742
                                                           ----------  ----------  ----------  ----------
   18. OTHER (attach list)                                  3,592,791   6,080,303   3,830,011   5,959,508
                                                           ----------  ----------  ----------  ----------
   TOTAL DISBURSEMENTS FROM OPERATIONS                     $6,563,984  $8,489,123  $5,442,236  $7,258,781
                                                           ----------  ----------  ----------  ----------
   19. PROFESSIONAL FEES                                   $       --  $       --  $       --
                                                           ----------  ----------  ----------
   20. U.S. TRUSTEE FEES                                           --          --          --
                                                           ----------  ----------  ----------
   21. OTHER REORGANIZATION EXPENSES (attach list)                 --          --          --
                                                           ----------  ----------  ----------
   TOTAL DISBURSEMENTS                                     $6,563,984  $8,489,123  $5,442,236  $7,258,781
                                                           ----------  ----------  ----------  ----------
   22. NET CASH FLOW                                       $   68,234  $ (252,254) $  160,759  $  (96,985)
                                                           ----------  ----------  ----------  ----------
   23. CASH - END OF MONTH (MOR-2)                         $  238,608  $  (13,646) $  147,113  $   50,128
                                                           ==========  ==========  ==========  ==========

   =============================================================================================================
   CASH RECEIPTS AND                                                                                  FILING TO
   DISBURSEMENTS                                              Feb-02       Mar-02       Apr-02           DATE
   -------------------------------------------------------------------------------------------------------------
   1.  CASH-BEGINNING OF MONTH                              $   50,128  $    (45,869) $   (87,281)   $   308,953
                                                            ----------  ------------  -----------    -----------
   RECEIPTS:
   2.  CASH SALES                                           $       --  $             $        --    $        --
                                                            ----------  -----------   -----------    -----------
   3.  COLLECTION OF ACCOUNTS RECEIVABLE                     2,872,054    3,070,216     3,547,110     29,558,611
                                                            ----------  -----------   -----------    -----------
   4.  LOANS & ADVANCES (attach list)                               --                         --            --
                                                            ----------  -----------   -----------    -----------
   5.  SALE OF ASSETS                                               --                         --            --
                                                            ----------  -----------   -----------    -----------
   6.  OTHER (attach list)                                   1,810,427    3,894,062     2,842,408     28,045,829
                                                            ----------  -----------   -----------    -----------
   TOTAL RECEIPTS                                           $4,682,481  $ 6,964,278   $ 6,389,518    $57,604,440
                                                            ----------  -----------   -----------    -----------
   (Withdrawal)Contribution by Individual Debtor MFR-2*            N/A                        N/A           N/A
                                                            ----------  -----------   -----------    -----------
   DISBURSEMENTS:

   7.  NET PAYROLL                                          $       --  $         --  $        --    $        --
                                                            ----------  ------------  -----------    -----------
   8.  PAYROLL TAXES PAID                                           --            --           --             --
                                                            ----------  ------------  -----------    -----------
   9.  SALES, USE & OTHER TAXES PAID                               906           700          434          2,040
                                                            ----------  ------------  -----------    -----------
   10. SECURED/RENTAL/LEASES                                       680     1,070,005          552      1,087,673
                                                            ----------  ------------  -----------    -----------
   11. UTILITIES                                             1,207,375            --    1,202,470      9,924,043
                                                            ----------  ------------  -----------    -----------
   12. INSURANCE                                                    --       269,741           --        269,741
                                                            ----------  ------------  -----------    -----------
   13. INVENTORY PURCHASES                                     245,145            46      255,526      2,135,649
                                                            ----------  ------------  -----------    -----------
   14. VEHICLE EXPENSES                                             --           126           --            268
                                                            ----------  ------------  -----------    -----------
   15. TRAVEL & ENTERTAINMENT                                    2,334       130,331          265        151,944
                                                            ----------  ------------  -----------    -----------
   16. REPAIRS, MAINTENANCE & SUPPLIES                         106,723       198,980       92,812        985,639
                                                            ----------  ------------  -----------    -----------
   17. ADMINISTRATIVE & SELLING                                219,941                    209,070      1,713,246
                                                            ----------  ------------  -----------    -----------
   18. OTHER (attach list)                                   2,995,373     5,335,761    4,492,383     41,594,425
                                                            ----------  ------------  -----------    -----------
   TOTAL DISBURSEMENTS FROM OPERATIONS                      $4,778,478  $  7,005,690  $ 6,253,512    $57,864,669
                                                            ----------  ------------  -----------    -----------
   19. PROFESSIONAL FEES                                    $       --  $         --  $        --    $        --
                                                            ----------  ------------  -----------    -----------
   20. U.S. TRUSTEE FEES                                            --            --           --             --
                                                            ----------  ------------  -----------    -----------
   21. OTHER REORGANIZATION EXPENSES (attach list)                  --            --           --             --
                                                            ----------  ------------  -----------    -----------
   TOTAL DISBURSEMENTS                                      $4,778,478  $  7,005,690  $ 6,253,512    $57,864,669
                                                            ----------  ------------  -----------    -----------
   22. NET CASH FLOW                                        $  (95,997) $    (41,412) $   136,006    $  (260,228)
                                                            ----------  ------------  -----------    -----------
   23. CASH - END OF MONTH (MOR-2)                          $  (45,869) $    (87,281) $    48,725    $    48,725
                                                            ==========  ============  ===========    ===========


MOR-7

CASE NAME:  STERLING PULP CHEMICALS, INC.           CASE NUMBER:  01-37812-H4-11


====================================================================================================================================
OTHER CASH RECEIPTS AND                        Oct-01       Nov-01       Dec-01       Jan-02     Feb-02        Mar-02      Apr-02
DISBURSEMENTS:
------------------------------------------------------------------------------------------------------------------------------------

6.OTHER RECEIPTS:
      Interest Income                         $       --   $       --   $       --  $       --   $       --   $           $
                                              ----------   ----------   ----------  ----------   ----------   ----------  ----------
      401(k) Plan Refund                              --           --           --          --           --
                                              ----------   ----------   ----------  ----------   ----------   ----------  ----------
      Cobra Insurance Payment                         --           --           --          --           --
                                              ----------   ----------   ----------  ----------   ----------   ----------  ----------
      Miscellaneous                                   --           --           --          --           --
                                              ----------   ----------   ----------  ----------   ----------   ----------  ----------
      Emission Credits                                --           --           --          --           --
                                              ----------   ----------   ----------  ----------   ----------   ----------  ----------
      Trade AR receipts of an
         affiliated co. SPC LTD                      505       40,880      223,586      36,733       43,427        9,445     265,953
                                              ----------   ----------   ----------  ----------   ----------   ----------  ----------
      Cash advance from Sterling Chemicals     3,111,000    2,347,000    1,840,500   1,318,000    1,767,000    1,846,000   1,788,000
      cash receipts re Inter company AR                     3,196,417    1,107,530     927,448           --    2,038,617     788,455
      Capital Contribution from SPCUS                                                  195,835
                                              ----------   ----------   ----------  ----------   ----------   ----------  ----------
TOTAL OTHER RECEIPTS                          $3,111,505   $5,584,297   $3,171,616  $2,478,016   $1,810,427   $3,894,062  $2,842,408
                                              ----------   ----------   ----------  ----------   ----------   ----------  ----------
18.OTHER DISBURSEMENTS:

      Capital Expenditures                    $   81,005   $   39,534   $  106,606  $   45,835   $   73,428   $  150,489  $   45,333
                                              ----------   ----------   ----------  ----------   ----------   ----------  ----------
      Interest Payment                                --           --           --          --           --
                                              ----------   ----------   ----------  ----------   ----------   ----------  ----------
      Restricted Cash - Bond Funding                  --           --           --          --           --
                                              ----------   ----------   ----------  ----------   ----------   ----------  ----------
      Pre-petition checks voided in current
        period                                        --           --           --          --           --
                                              ----------   ----------   ----------  ----------   ----------   ----------  ----------
      Trade AR receipts of an affiliated co.
        SPC LTD                                       --           --           --      36,733           --
                                              ----------   ----------   ----------  ----------   ----------   ----------  ----------
      CIT revolver cash sweep                  3,511,786    2,844,352    2,615,871   4,753,659    2,921,945    3,146,655   3,673,595
                                              ----------   ----------   ----------  ----------   ----------   ----------  ----------
      Return of investment to SPCUS                   --    1,272,914      237,864          --           --
                                              ----------   ----------   ----------  ----------   ----------   ----------  ----------
      cash disbursements re Inter company AP                1,923,503      869,666   1,123,282           --    2,038,617     773,455
                                              ----------   ----------   ----------  ----------   ----------   ----------  ----------
TOTAL OTHER DISBURSEMENTS                     $3,592,791   $6,080,303   $3,830,011  $5,959,508   $2,995,373   $5,335,761  $4,492,383
                                              ==========   ==========   ==========  ==========   ==========   ==========  ==========

=========================================================
OTHER CASH RECEIPTS AND                        FILING TO
DISBURSEMENTS:                                  DATE
---------------------------------------------------------

6.OTHER RECEIPTS:
      Interest Income                        $        --
                                             -----------
      401(k) Plan Refund                              --
                                             -----------
      Cobra Insurance Payment                         --
                                             -----------
      Miscellaneous                                   --
                                             -----------
      Emission Credits                                --
                                             -----------
      Trade AR receipts of an
         affiliated co. SPC LTD                1,188,581
                                             -----------
      Cash advance from Sterling Chemicals    17,313,500
      cash receipts re Inter company AR

      Capital Contribution from SPCUS
                                             -----------
TOTAL OTHER RECEIPTS                         $18,502,081
                                             -----------
18.OTHER DISBURSEMENTS:

      Capital Expenditures                   $615,603.92
                                             -----------
      Interest Payment                                --
                                             -----------
      Restricted Cash - Bond Funding                  --
                                             -----------
      Pre-petition checks voided in current
        period                                        --
                                             -----------
      Trade AR receipts of an affiliated co.
        SPC LTD                                  632,768
                                             -----------
      CIT revolver cash sweep                         --
                                             -----------
      Return of investment to SPCUS            1,591,847
                                             -----------
      cash disbursements re Inter company AP
                                             -----------
TOTAL OTHER DISBURSEMENTS                    $ 2,840,219
                                             ===========


          MOR-7 ATTACHMENT

CASE NAME: STERLING PULP CHEMICALS, INC.             CASE NUMBER: 01-37812-H4-11

                              MONTH OF APRIL 2002

   ========================================================================================================================
                                                BANK ONE      CHASE MANHATTEN   CHASE MANHATTEN    FIRST STATE BANK
   CASH RECEIPTS AND                            5589665        001-00546119       001-03317146      011-077-220-1
   DISBURSEMENTS                                LOCK BOX          GENERAL           CHECKING          CHECKING
   ------------------------------------------------------------------------------------------------------------------------
   1.  CASH-BEGINNING OF MONTH                $      1,000    $           100   $      (115,636)  $         27,256   $   --
                                              ------------    ---------------   ---------------   ----------------   ------
   RECEIPTS:
   2.  CASH SALES                             $         --    $            --   $            --   $             --   $   --
                                              ------------    ---------------   ---------------   ----------------   ------
   3.  COLLECTION OF ACCOUNTS RECEIVABLE         3,156,017            391,093                                            --
                                              ------------    ---------------   ---------------   ----------------   ------
   4.  LOANS & ADVANCES (attach list)                   --                 --                --                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   5.  SALE OF ASSETS                                   --                 --                --                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   6.  OTHER (attach list)                         109,344            156,610         2,576,455                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   TOTAL RECEIPTS                             $  3,265,361    $       547,703   $     2,576,455   $             --   $   --
                                              ------------    ---------------   ---------------   ----------------   ------
   (Withdrawal)Contribution by Individual
      Debtor MFR-2*                                    N/A                N/A               N/A                N/A      N/A
                                              ------------    ---------------   ---------------   ----------------   ------
   DISBURSEMENTS:

   7.  NET PAYROLL                            $         --    $            --   $            --   $             --   $   --
                                              ------------    ---------------   ---------------   ----------------   ------
   8.  PAYROLL TAXES PAID                                                                                                --
                                              ------------    ---------------   ---------------   ----------------   ------
   9.  SALES, USE & OTHER TAXES PAID                                                                          434        --
                                              ------------    ---------------   ---------------   ----------------   ------
   10. SECURED/RENTAL/LEASES                                                                552                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   11. UTILITIES                                                                      1,202,470                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   12. INSURANCE                                                                                                --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   13. INVENTORY PURCHASES                                                              255,526                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   14. VEHICLE EXPENSES                                                                      --                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   15. TRAVEL & ENTERTAINMENT                                                               265                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   16. REPAIRS, MAINTENANCE & SUPPLIES                                                   92,009                803       --
                                              ------------    ---------------   ---------------   ----------------   ------
   17. ADMINISTRATIVE & SELLING                                                         208,932                138       --
                                              ------------    ---------------   ---------------   ----------------   ------
   18. OTHER (attach list)                       3,125,893            547,703           818,788                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   TOTAL DISBURSEMENTS FROM OPERATIONS        $  3,125,893    $       547,703   $     2,578,542   $          1,375   $   --
                                              ------------    ---------------   ---------------   ----------------   ------
   19. PROFESSIONAL FEES                      $         --    $            --   $            --   $             --   $   --
                                              ------------    ---------------   ---------------   ----------------   ------
   20. U.S. TRUSTEE FEES                                --                 --                --                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   21. OTHER REORGANIZATION EXPENSES
       (attach list)                                    --                 --                --                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   TOTAL DISBURSEMENTS                        $  3,125,893    $       547,703   $     2,578,542   $          1,375   $   --
                                              ------------    ---------------   ---------------   ----------------   ------
   22. NET CASH FLOW                          $    139,468    $            --   $        (2,087)   $        (1,375)  $   --
                                              ------------    ---------------   ---------------   ----------------   ------
   23. CASH - END OF MONTH (MOR-2)            $    140,468    $           100   $      (117,723)  $         25,881   $   --
                                              ============    ===============   ===============   ================   ======

   ===================================================================
   CASH RECEIPTS AND
   DISBURSEMENTS                                             TOTAL
   -------------------------------------------------------------------
   1.  CASH-BEGINNING OF MONTH                             $   (87,280)
                                                           -----------
   RECEIPTS:
   2.  CASH SALES                                          $        --
                                                           -----------
   3.  COLLECTION OF ACCOUNTS RECEIVABLE                     3,547,110
                                                           -----------
   4.  LOANS & ADVANCES (attach list)                               --
                                                           -----------
   5.  SALE OF ASSETS                                               --
                                                           -----------
   6.  OTHER (attach list)                                   2,842,408
                                                           -----------
   TOTAL RECEIPTS                                          $ 6,389,518
                                                           -----------
   (Withdrawal)Contribution by Individual Debtor MFR-2*            N/A
                                                           -----------
   DISBURSEMENTS:

   7.  NET PAYROLL                                         $        --
                                                           -----------
   8.  PAYROLL TAXES PAID                                           --
                                                           -----------
   9.  SALES, USE & OTHER TAXES PAID                               434
                                                           -----------
   10. SECURED/RENTAL/LEASES                                       552
                                                           -----------
   11. UTILITIES                                             1,202,470
                                                           -----------
   12. INSURANCE                                                    --
                                                           -----------
   13. INVENTORY PURCHASES                                     255,526
                                                           -----------
   14. VEHICLE EXPENSES                                             --
                                                           -----------
   15. TRAVEL & ENTERTAINMENT                                      265
                                                           -----------
   16. REPAIRS, MAINTENANCE & SUPPLIES                          92,812
                                                           -----------
   17. ADMINISTRATIVE & SELLING                                209,070
                                                           -----------
   18. OTHER (attach list)                                   4,492,383
                                                           -----------
   TOTAL DISBURSEMENTS FROM OPERATIONS                     $ 6,253,513
                                                           -----------
   19. PROFESSIONAL FEES                                   $        --
                                                           -----------
   20. U.S. TRUSTEE FEES                                            --
                                                           -----------
   21. OTHER REORGANIZATION EXPENSES (attach list)                  --
                                                           -----------
   TOTAL DISBURSEMENTS                                     $ 6,253,513
                                                           -----------
   22. NET CASH FLOW                                       $   136,006
                                                           -----------
   23. CASH - END OF MONTH (MOR-2)                         $    48,725
                                                           ===========


MOR-7                                      *Applies to Individual debtor's only.

CASE NAME:  STERLING PULP CHEMICALS, INC.           CASE NUMBER:  01-37810-H4-11

                              MONTH OF APRIL 2002

=============================================================================================================================
                                                                        Chase          Chase        First State
                                                        Bank One      Manhattan      Manhattan         Bank
OTHER CASH RECEIPTS AND                                 5589665      001-00546119   001-03317146   011-077-220-1
DISBURSEMENTS:                                          Lock Box       General        Checking        Checking       Total
-----------------------------------------------------------------------------------------------------------------------------

6.OTHER RECEIPTS:
      Interest Income                                  $       --     $       --     $       --     $              $       --
                                                       ----------     ----------     ----------     ----------     ----------
      401(k) Plan Refund                                                                                                   --
                                                       ----------     ----------     ----------     ----------     ----------
      Cobra Insurance Payment                                                                                              --
                                                       ----------     ----------     ----------     ----------     ----------
      Miscellaneous                                                                                                        --
                                                       ----------     ----------     ----------     ----------     ----------
      Transfer Between Accounts                                                                             --             --
                                                       ----------     ----------     ----------     ----------     ----------

      Cash advance from Sterling Chemicals                                    --      1,788,000             --      1,788,000

      Funds belonging to Sterling Pulp
        Chemicals Ltd.                                    109,344        156,610             --             --        265,953

      rec'd in error and to be returned in
        Sept 01.                                                                                                           --

      cash receipts re Inter company AR                                                 788,455             --        788,455
                                                       ----------     ----------     ----------     ----------     ----------

      Return of investment from SPCUS                                                        --                            --

TOTAL OTHER RECEIPTS                                   $  109,344     $  156,610     $2,576,455     $       --     $2,842,408
                                                       ----------     ----------     ----------     ----------     ----------
18.OTHER DISBURSEMENTS:

      Transfer Between Accounts                                                              --                            --

      Capital Expenditures                             $              $              $   45,333     $       --     $   45,333
                                                       ----------     ----------     ----------     ----------     ----------
      Trade AR receipts of an affiliated co.
        SPC LTD                                                                              --                            --
                                                       ----------     ----------     ----------     ----------     ----------
      Pre-petition checks voided in current
        period                                                                                                             --
                                                       ----------     ----------     ----------     ----------     ----------
      Advance to Parent company -
        Sterling Chemicals                                                                                  --             --
                                                       ----------     ----------     ----------     ----------     ----------

      cash disbursements re Inter company AP                                            773,455                       773,455
                                                       ----------     ----------     ----------     ----------     ----------
      CIT revolver cash sweep                           3,125,893        547,703                                    3,673,595
                                                       ----------     ----------     ----------     ----------     ----------
      Return of investment to SPCUS                                                                                        --
                                                       ----------     ----------     ----------     ----------     ----------
TOTAL OTHER DISBURSEMENTS                              $3,125,893     $  547,703     $  818,788     $       --     $4,492,383
                                                       ==========     ==========     ==========     ==========     ==========

          MOR-7 ATTACHMENT

CASE NAME:    STERLING PULP CHEMICALS INC.           CASE NUMBER: 01-37812-H3-11



                           CASH ACCOUNT RECONCILIATION

                       MONTH OF           APRIL 2002
                                ---------------------------------

BANK NAME                    Bank One    Chase Manhattan  Chase Manhattan             First State Bank
----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NUMBER                5589665     001-00546119     001-03317146  Consolidated   011-077-220-1
----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT TYPE                 Lock Box       General         Checking                      Checking                        TOTAL
----------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                $   140,468  $       100    $     1,007    $   141,574       $ 25,986                    $   167,560
----------------------------------------------------------------------------------------------------------------------------------
DEPOSIT IN TRANSIT                                            1,764    $     1,764                                         1,764
----------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING CHECKS                                         (120,495)      (120,495)          (105)                      (120,600)
----------------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE       $   140,468  $       100    $  (117,724)   $    22,843       $ 25,881     $ -     $ -    $    48,724
----------------------------------------------------------------------------------------------------------------------------------
BEGINNING CASH - PER BOOKS  $     1,000  $       100    $  (115,636)   $  (114,536)      $ 27,256                        (87,280)
----------------------------------------------------------------------------------------------------------------------------------
RECEIPTS                      3,265,361      547,703      2,576,455      6,389,518              -                      6,389,518
----------------------------------------------------------------------------------------------------------------------------------
TRANSFERS BETWEEN ACCOUNTS                                        -              -              -
----------------------------------------------------------------------------------------------------------------------------------
(WITHDRAWAL)CONTRIBUTION-                                                                                                      -
----------------------------------------------------------------------------------------------------------------------------------
BY INDIVIDUAL DEBTOR MFR-2                                                                                                     -
----------------------------------------------------------------------------------------------------------------------------------
CHECKS/OTHER DISBURSEMENTS   (3,125,893)    (547,703)    (2,578,543)    (6,252,138)        (1,375)                    (6,253,513)
----------------------------------------------------------------------------------------------------------------------------------
ENDING CASH - PER BOOKS     $   140,468  $       100    $  (117,724)   $    22,844       $ 25,881     $ -     $ -    $    48,725
==================================================================================================================================



               MOR-8

CASE NAME:  STERLING PULP CHEMICALS, INC.      CASE NUMBER:   01-37812-H4-11



                      PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

=================================================================================================================================
                                         Oct-2001   Nov-2001   Dec-2001    Jan-2002   Feb-2002  Mar-2002  Apr-2002  FILING TO
INSIDERS: NAME/POSITION/COMP TYPE (2)                                                                                  DATE
1.                                       $--          $--        $--        $--        $--        $--      $--          $--
                                         ---          ---        ---        ---        ---        ---      ---          ---
2.                                        --           --         --         --         --         --       --           --
                                         ---          ---        ---        ---        ---        ---      ---          ---
3.                                        --           --         --         --         --         --       --           --
                                         ---          ---        ---        ---        ---        ---      ---          ---
4.                                        --           --         --         --         --         --       --           --
                                         ---          ---        ---        ---        ---        ---      ---          ---
5.                                        --           --         --         --         --         --       --           --
                                         ---          ---        ---        ---        ---        ---      ---          ---
6.                                        --           --         --         --         --         --       --           --
                                         ---          ---        ---        ---        ---        ---      ---          ---
7.                                        --           --         --         --         --         --       --           --
                                         ---          ---        ---        ---        ---        ---      ---          ---
8.                                        --           --         --         --         --         --       --           --
                                         ---          ---        ---        ---        ---        ---      ---          ---
9.                                        --           --         --         --         --         --       --           --
                                         ---          ---        ---        ---        ---        ---      ---          ---
TOTAL INSIDERS (MOR-1)                   $--          $--        $--        $--        $--        $--      $--          $--
                                         ===          ===        ===        ===        ===        ===      ===          ===

========================================================================================================================
                             Oct-2001    Nov-2001   Dec-2001   Jan-2002    Feb-2002    Mar-2002     Apr-2002   FILING TO
        PROFESSIONALS                                                                                            DATE
        NAME/ORDER DATE
1.                              $--         $--       $--        $--         $--           $--        $--            $--
                                ---         ---       ---        ---         ---           ---        ---            ---
2.                               --          --        --         --          --            --         --             --
                                ---         ---       ---        ---         ---           ---        ---            ---
3.                               --          --        --         --          --            --         --             --
                                ---         ---       ---        ---         ---           ---        ---            ---
4.                               --          --        --         --          --            --         --             --
                                ---         ---       ---        ---         ---           ---        ---            ---
5.                               --          --        --         --          --            --         --             --
                                ---         ---       ---        ---         ---           ---        ---            ---
6.                               --          --        --         --          --            --         --             --
                                ---         ---       ---        ---         ---           ---        ---            ---
TOTAL PROFESSIONALS (MOR-1)     $--         $--       $--        $--         $--           $--        $--            $--
                                ===         ===       ===        ===         ===           ===        ===            ===


(1)  REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01.

(2) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (I) DIRECTORS, (II) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(A) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (III) AFFILIATES ; AND (IV) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(A) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.

(3) ALL PAYMENTS TO DIRECTORS AND OFFICERS, AS DEFINED IN FOOTNOTE (2) ABOVE, ARE MADE BY STERLING CHEMICALS, INC., A JOINTLY ADMINISTERED DEBTOR (CASE #01-37806-H4-11.


        MOR-9